SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of theSecurities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2007


                               POPE & TALBOT, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                1-7852                94-0777139
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)


                1500 S.W. First Avenue
                   Portland, Oregon                        97201
        (Address of principal executive offices)         (Zip Code)


                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      None
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02.     Results of Operations and Financial Condition

               On April 2, 2007, Pope & Talbot, Inc. issued its press release announcing its financial results for the fourth quarter of 2006. A copy of the release is attached hereto as Exhibit 99.1.

               Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 2, 2007.


                                               POPE & TALBOT, INC.
                                               ---------------------------------
                                               Registrant



                                          By:  /s/ R. Neil Stuart
                                               ---------------------------------
                                               Name:  R. Neil Stuart
                                               Title: Vice President and
                                                      Chief Financial Officer